Supplement to the
Fidelity® AMT Tax-Free Money Fund and Fidelity Municipal Money Market Fund
October 30, 2013
Prospectus

Effective January 18, 2014, if you hold your shares in a Fidelity mutual fund account and your dividend and/or redemption check(s) remains uncashed for six months, the check(s) may be invested in additional shares at the NAV next calculated on the day of the investment.

SMM-MMM-14-01  January 17, 2014
1.471730.124

Supplement to the
Fidelity® AMT Tax-Free Money Fund and Fidelity Municipal Money Market Fund
October 30, 2013
Prospectus

Effective January 18, 2014, if you hold your shares in a Fidelity mutual fund account and your dividend and/or redemption check(s) remains uncashed for six months, the check(s) may be invested in additional shares at the NAV next calculated on the day of the investment.

SMM-MMM-14-01L  January 17, 2014
1.790713.116